EXHIBIT 32

CAREADVANTAGE, INC
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to, and for purposes only of, 18 U.S.C. § 1350, I, Dennis J. Mouras, Chief Executive Officer and acting principal financial officer of CareAdvantage, Inc. (the “Company”), hereby certify that (i) the Quarterly Report of the Company on Form 10-Q for the quarter ended June 30, 2008 filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2008

/s/ Dennis J. Mouras
Dennis J. Mouras,
Chief Executive Officer and acting Principal Financial Officer